EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Angel Oak Strategic Credit Fund, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Angel Oak Strategic Credit Fund for the year ended January 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Angel Oak Strategic Credit Fund for the stated period.

/s/ Dory S. Black	/s/ Daniel Fazioli
Dory S. Black	Daniel Fazioli
President (Principal Executive Officer)	Treasurer (Principal Financial Officer)
Angel Oak Strategic Credit Fund	Angel Oak Strategic Credit Fund

Dated: 3/29/2019	Dated: 3/29/2019

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Angel Oak Strategic Credit Fund for purposes of Section 18 of the Securities Exchange Act of 1934.

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